Exhibit 4.1

AMENDED AND RESTATED DECLARATION

OF TRUST

FIRST UNITED STATUTORY TRUST III

Dated as of December 30, 2009

(continued)

ARTICLE I
DEFINED TERMS

SECTION 1.1.	Definitions	1

ARTICLE II
ESTABLISHMENT OF THE TRUST

SECTION 2.1.	Name	9

SECTION 2.2.	Office of the Delaware Trustee; Principal Place of Business	9

SECTION 2.3.	Initial Contribution of Trust Property; Organizational Expenses	9

SECTION 2.4.	Issuance of the Preferred Securities	9

SECTION 2.5.	Issuance of Common Securities; Subscription and Purchase of the Debentures	10

SECTION 2.6.	Declaration of Trust	10

SECTION 2.7.	Authorization to Enter Into Certain Transactions	10

SECTION 2.8.	Assets of the Trust	13

SECTION 2.9.	Title to Trust Property	13

ARTICLE III
PAYMENT ACCOUNT

SECTION 3.1.	Payment Account	14

ARTICLE IV
DISTRIBUTIONS; REDEMPTION

SECTION 4.1.	Distributions	14

SECTION 4.2.	Redemption	15

SECTION 4.3.	Subordination of the Common Securities	17

SECTION 4.4.	Payment Proceedings	17

SECTION 4.5.	Tax Returns and Reports	17

SECTION 4.6.	Payment of Taxes, Duties, Etc. of the Trust	18

SECTION 4.7.	Payments Under the Indenture	18

i

(continued)

ARTICLE V
THE TRUST SECURITIES CERTIFICATES

SECTION 5.1.	Initial Ownership	18

SECTION 5.2.	The Trust Securities Certificates	18

SECTION 5.3.	Execution, Authentication and Delivery of the Trust Securities Certificates	18

SECTION 5.4.	Registration of Transfer and Exchange of the Preferred Securities Certificates	19

SECTION 5.5.	Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates20

SECTION 5.6.	Persons Deemed the Securityholders	20

SECTION 5.7.	Access to List of the Securityholders’ Names and Addresses	20

SECTION 5.8.	Maintenance of Office or Agency	21

SECTION 5.9.	Appointment of the Paying Agent	21

SECTION 5.10.	Ownership of the Common Securities by the Depositor	22

SECTION 5.11.	The Trust Securities Certificates	22

SECTION 5.12.	Notices	22

SECTION 5.13.	Rights of the Securityholders	22

ARTICLE VI
ACTS OF THE SECURITYHOLDERS; MEETINGS; VOTING

SECTION 6.1.	Limitations on Voting Rights	23

SECTION 6.2.	Notices of Meetings	24

SECTION 6.3.	Meetings of the Preferred Securityholders	24

SECTION 6.4.	Voting Rights	24

SECTION 6.5.	Proxies, Etc.	24

SECTION 6.6.	Securityholder Action by Written Consent	25

SECTION 6.7.	Record Date for Voting and Other Purposes	25

(continued)

SECTION 6.8.	Acts of the Securityholders	25

SECTION 6.9.	Inspection of Records	26

ARTICLE VII
REPRESENTATIONS AND WARRANTIES

SECTION 7.1.	Representations and Warranties of the Bank and the Property Trustee	26

SECTION 7.2.	Representations and Warranties of the Delaware Bank and the Delaware Trustee	27

SECTION 7.3.	Representations and Warranties of the Depositor	28

ARTICLE VIII
TRANSFER OF INTERESTS

SECTION 8.1.	General	29

SECTION 8.2.	Transfer Procedures and Restrictions	30

SECTION 8.3.	Deemed Security Holders	31

SECTION 8.4.	Depositor Exchange	31

ARTICLE IX
TRUSTEES

SECTION 9.1.	Certain Duties and Responsibilities	32

SECTION 9.2.	Certain Notices	34

SECTION 9.3.	Certain Rights of the Property Trustee	34

SECTION 9.4.	Trustees’ Disclaimer	36

SECTION 9.5.	May Hold Securities	36

SECTION 9.6.	Compensation; Indemnity; Fees	36

SECTION 9.7.	Corporate Property Trustee Required; Eligibility of Trustees	37

SECTION 9.8.	Conflicting Interests	38

SECTION 9.9.	Co-Trustees and Separate Trustees	38

SECTION 9.10.	Resignation and Removal; Appointment of Successor	39

SECTION 9.11.	Acceptance of Appointment by Successor	40

(continued)

SECTION 9.12.	Merger, Conversion, Consolidation or Succession to Business	41

SECTION 9.13.	Preferential Collection of Claims Against the Depositor or the Trust	41

SECTION 9.14.	Property Trustee May File Proofs of Claim	41

SECTION 9.15.	Reports to the Property Trustee and to Securityholders	42

SECTION 9.16.	Evidence of Compliance with Conditions Precedent	42

SECTION 9.17.	Number of Trustees	42

SECTION 9.18.	Delegation of Power	43

SECTION 9.19.	Voting	43

ARTICLE X
TERMINATION, LIQUIDATION AND MERGER

SECTION 10.1.	Dissolution Upon Expiration Date	43

SECTION 10.2.	Early Dissolution	43

SECTION 10.3.	Termination	44

SECTION 10.4.	Liquidation	44

SECTION 10.5.	Mergers, Consolidations, Amalgamations or Replacements of the Trust	45

ARTICLE XI
MISCELLANEOUS PROVISIONS

SECTION 11.1.	Limitation of Rights of the Securityholders	46

SECTION 11.2.	Amendment	46

SECTION 11.3.	Separability	47

SECTION 11.4.	Governing Law	48

SECTION 11.5.	Payments Due on Non-Business Day	48

SECTION 11.6.	Successors	48

SECTION 11.7.	Headings	48

SECTION 11.8.	Reports, Notices and Demands	48

(continued)

SECTION 11.9.	Agreement Not to Petition	49

SECTION 11.10.	Trust Indenture Act; Conflict with Trust Indenture Act	49

SECTION 11.11.	Acceptance of Terms of the Declaration, the Guarantee and the Indenture	50

SECTION 11.12.	Counterparts	50

v

EXHIBITS

EXHIBIT A                                Form of Common Security Certificate
EXHIBIT B                                Form of Preferred Security Certificate

AMENDED AND RESTATED DECLARATION OF TRUST

AMENDED AND RESTATED DECLARATION OF TRUST (this “Declaration”), dated and effective as of December 30, 2009, by (a) FIRST UNITED CORPORATION, a Maryland corporation (including any successors and assigns, the “Depositor”), (b) WILMINGTON TRUST COMPANY, a banking corporation duly organized and existing under the laws of Delaware, as property trustee (the “Property Trustee” and, in its separate corporate capacity and not in its capacity as Property Trustee, the “Bank”), (c) WILMINGTON TRUST COMPANY, a banking corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (the “Delaware Trustee,” and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the “Delaware Bank”), (d) WILLIAM B. GRANT, an individual, CARISSA L. RODEHEAVER, an individual, and TONYA K. STURM, an individual, each of whose address is c/o First United Corporation, 19 South Second Street, Oakland, Maryland 21550 (each an “Administrative Trustee” and collectively the “Administrative Trustees”) (the Property Trustee, the Delaware Trustee and the Administrative Trustees are collectively referred to herein as the “Trustees”), and (e) the several Holders (as hereinafter defined).

WHEREAS, the Delaware Trustee and the Depositor established First United Statutory Trust III (the “Trust”), a statutory trust under the Delaware Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of November 30, 2009 (the “Original Declaration”), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 30, 2009, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Debentures (as defined herein) of the Debenture Issuer (as defined herein) in connection with the issuance of the Preferred Securities (as defined herein);

WHEREAS, as of the date hereof, no interests in the assets of the Trust have been issued; and

WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Delaware Statutory Trust Act and that this Declaration constitutes the governing instrument of such statutory trust, and that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder (the “Holders”), subject to the provisions of this Declaration, and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, amend and restate in its entirety the Original Declaration and agree as follows:

ARTICLE I
DEFINED TERMS

SECTION 1.1.   Definitions.  For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

(b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Declaration; and

(d) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

“Act” has the meaning specified in Section 6.8.

“Additional Amount” means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of additional interest accrued on interest in arrears and paid by the Depositor on a Like Amount of Debentures for such period.

“Additional Payments” has the meaning specified in Section 1.1 of the Indenture.

“Administrative Trustee” means each of William B. Grant, Carissa L. Rodeheaver, and Tonya K. Sturm, solely in his or her capacity as Administrative Trustee of the Trust formed and continued hereunder and not in his or her individual capacity, or such Administrative Trustee’s successor in interest in such capacity, or any successor trustee appointed as herein provided.

“Affiliate” has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

“Authenticating Agent” means an authenticating agent with respect to the Preferred Securities appointed by the Property Trustee pursuant to Section 5.3.

“Bank” has the meaning specified in the Preamble to this Declaration.

“Bankruptcy Event” means, with respect to any Person:

(a) the entry of a decree or order by a court having jurisdiction in the premises adjudging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of or in respect of such Person under the United States Bankruptcy Code of 1978, as amended, or any other similar applicable federal or state law, and the continuance of any such decree or order unvacated and unstayed for a period of ninety (90) days; or the commencement of an involuntary case under the United States Bankruptcy Code of 1978, as amended, in respect of such Person, which shall continue undismissed for a period of ninety (90) days or entry of an order for relief in such case; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment on the ground of insolvency or bankruptcy of a receiver, custodian, liquidator, trustee or assignee in bankruptcy or insolvency of such Person or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of ninety (90) days; or

(b) the institution by such Person of proceedings to be adjudicated a voluntary bankrupt, or the consent by such Person to the filing of a bankruptcy proceeding against it, or the filing by such Person of a petition or answer or consent seeking liquidation or reorganization under the United States Bankruptcy Code of 1978, as amended, or other similar applicable Federal or State law, or the consent by such Person to the filing of any such petition or to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of such Person or of its property, or shall make a general assignment for the benefit of creditors.

“Bankruptcy Laws” has the meaning specified in Section 11.9.

“Business Day” means any day other than a Saturday or Sunday or a day on which federal or state banking institutions in the Borough of Manhattan, the City of New York, are authorized or required by law, executive order or regulation to close, or a day on which the Corporate Trust Office of the Property Trustee or the Corporate Trust Office of the Debenture Trustee is closed for business.

“Certificate of Trust” means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended or restated from time to time.

“Closing Date” means, as applicable, the First Closing Date or the Second Closing Date.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Securities Certificate” means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B .

“Common Security” means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Common Securityholder” means a holder of a Common Security.

“Company” means First United Corporation, a Maryland corporation and registered financial holding company under the Bank Holding Company Act of 1956, as amended.

“Corporate Trust Office” means the office at which, at any particular time, the corporate trust business of the Property Trustee or the Debenture Trustee, as the case may be, shall be principally administered, which office at the date hereof, in each such case, is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001, Attention: Corporate Trust Administration.

“Debenture Redemption Date” means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

“Debenture Trustee” means Wilmington Trust Company, a banking corporation organized under the laws of the State of Delaware and any successor thereto, as trustee under the Indenture.

“Debenture Event of Default” means an “Event of Default” as defined in Section 7.1 of the Indenture.

“Debentures” means up to $30,930,000 aggregate principal amount of the Depositor’s 9.875% Subordinated Debentures due 2045, issued pursuant to the Indenture.

“Declaration” means this Amended and Restated Declaration, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

“Delaware Bank” has the meaning specified in the Preamble to this Declaration.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code Sections 3801 et seq. as it may be amended from time to time.

“Delaware Trustee” means the commercial bank or trust company identified as the “Delaware Trustee” in the Preamble to this Declaration solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

“Depositor” has the meaning specified in the Preamble to this Declaration.

“Distribution Date” has the meaning specified in Section 4.1(a).

“Distributions” means amounts payable in respect of the Trust Securities as provided in Section 4.1.

“Early Termination Event” has the meaning specified in Section 10.2.

“Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the occurrence of an Debenture Event of Default; or

(b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of thirty (30) days; or

(c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

(d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c), above) and continuation of such default or breach for a period of sixty (60) days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within sixty (60) days thereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” has the meaning specified in Section 10.1.

“Extended Interest Period” has the meaning specified in Section 4.1 of the Indenture.

“First Closing Date” means the date of execution and delivery of this Declaration.

“Guarantee” means the Preferred Securities Guarantee Agreement executed and delivered by the Depositor and Wilmington Trust Company, as trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

“Indenture” means the Indenture, dated as of even date herewith between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time, pertaining to the Debentures of the Depositor.

“Investment Company Act,” means the Investment Company Act of 1940, as amended, as in effect at the date of execution of this instrument.

“Lien” means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

“Like Amount” means (a) with respect to a redemption of Trust Securities, Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture and the proceeds of which shall be used to pay the Redemption Price of such Trust Securities; and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a termination or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed. Each Debenture distributed pursuant to clause (b) above shall carry with it accrued interest in an amount equal to the accrued and unpaid interest then due on such Debenture.

“Liquidation Amount” means the stated amount of $1,000 per Trust Security.

“Liquidation Date” means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 10.4(a).

“Liquidation Distribution” has the meaning specified in Section 10.4(d).

“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, President, Chief Financial Officer or an Executive Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Depositor, or with respect to any Administrative Trustee, signed by such Administrative Trustee and delivered to the appropriate Trustee.  One of the officers signing an Officers’ Certificate given pursuant to Section 9.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

(a) a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers’ Certificate;

(c) a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

“Opinion of Counsel” means an opinion in writing of independent outside legal counsel, who may be counsel for the Trust, the Property Trustee, the Delaware Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

“Original Declaration” has the meaning specified in the Recitals to this Declaration.

“Outstanding”, when used with respect to the Preferred Securities, means, as of the date of determination, all of the Preferred Securities theretofore executed and delivered under this Declaration, except:

(a) the Preferred Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

(b) the Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that, if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

(c) the Preferred Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.11 and 5.13; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only the Preferred Securities that such Trustee knows to be so owned shall be so disregarded; and (ii) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. The Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee’s right so to act with respect to such Preferred Securities and the pledgee is not the Depositor or any other Obligor upon the Preferred Securities or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Depositor or any Affiliate of the Depositor.

“Paying Agent” means any paying agent or co-paying agent appointed pursuant to Section 5.9 and shall initially be the Bank.

“Payment Account” means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures shall be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 4.1 and 4.2.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Preferred Security” means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Preferred Securityholder” means a holder of a Preferred Security.

“Preferred Securities Certificate” means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit C ..

“Property Trustee” means the commercial bank or trust company identified as the “Property Trustee,” in the Preamble to this Declaration solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

“Redemption Date” means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

“Redemption Price” means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

“Relevant Trustee” shall have the meaning specified in Section 9.10.

“Second Closing” has the meaning set forth in Section 2.4(b).

“Second Closing Date” means the date on which the Second Closing occurs.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor legislation.

“Securities Register” and “Securities Registrar” have the respective meanings specified in Section 5.4.

“Securityholder” or “Holder” means a Person in whose name a Trust Security is or Trust Securities are registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Statutory Trust Act.

“State Acts” means state securities or “Blue Sky” laws and regulations.

“Subscription Agreement” means that form of Preferred Securities Subscription Agreement executed by the Preferred Securityholders and the Trust.

“Trust” means the Delaware statutory trust continued hereby and identified on the cover page to this Declaration.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939, as amended, is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trust Property” means (a) the Debentures; (b) the rights of the Property Trustee under the Guarantee; (c) any cash on deposit in, or owing to, the Payment Account; and (d) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the terms of this Declaration.

“Trust Security” means any one of the Common Securities or the Preferred Securities.

“Trust Securities Certificate” means any one of the Common Securities Certificates or the Preferred Securities Certificates.

“Trustees” means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

ARTICLE II
ESTABLISHMENT OF THE TRUST

SECTION 2.1.   Name.  The Trust continued hereby shall be known as “FIRST UNITED STATUTORY TRUST III”, as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

SECTION 2.2.   Office of the Delaware Trustee; Principal Place of Business.  The address of the Delaware Trustee in the State of Delaware is c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:  Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is c/o First United Corporation, 19 South Second Street, Oakland, Maryland 21550, Attention:  Chief Financial Officer.

SECTION 2.3.   Initial Contribution of Trust Property; Organizational Expenses.  The Trustees acknowledge receipt in trust from the Depositor in connection with the Original Declaration of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

SECTION 2.4.   Issuance of the Preferred Securities.

(a) On December 30, 2009, the Depositor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Subscription Agreements which action is hereby authorized, approved and ratified in all respects.  Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2, and, after authenticated by the Property Trustee, deliver in accordance with the Subscription Agreements, Preferred Securities Certificates, registered in the name of the Persons entitled thereto, in an aggregate amount of up to 6,875 Preferred Securities, each having a Liquidation Amount of $1,000, for an aggregate Liquidation Amount of up to $6,975,000, against receipt of the aggregate purchase price of such Preferred Securities of $1,000 per Preferred Security or up to $6,975,000 in the aggregate, which amount such Administrative Trustee shall promptly deliver to the Depositor as partial payment for the Debentures to be issued to the Trust in accordance with Section 2.5(a).

(b) If the Depositor elects to have a second closing (the “Second Closing”), then, upon the order of the Depositor, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and, after authenticated by the Property Trustee, deliver in accordance with the additional Subscription Agreements, Preferred Securities, registered in the name of the Persons entitled thereto, in a specified aggregate amount not to exceed 23,025 against receipt of the aggregate purchase price of such Preferred Securities of up to $23,025,000, which amount such Administrative Trustee shall promptly deliver to the Depositor as partial payment for the Debentures to be issued to the Trust in accordance with Section 2.5(b).

SECTION 2.5.   Issuance of Common Securities; Subscription and Purchase of the Debentures.

(a) Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of up to 217 Common Securities, each having a Liquidation Amount of $1,000, for an aggregate Liquidation Amount of $217,000.  Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase Debentures from the Depositor, registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount of up to $7,192,000, and, in satisfaction of the purchase price for such Debentures, the Administrative Trustees, on behalf of the Trust, shall, in addition to the Common Securities described herein, deliver to the Depositor the aggregate purchase price of the Preferred Securities referred to in Section 2.4(a) above of up to $6,975,000.

(b) If the Depositor elects to have a Second Closing, then an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, in an additional aggregate amount of up to 713 Common Securities, having an aggregate Liquidation Amount of up to $713,000.  Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor additional Debentures, registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount of up to $23,738,000, and, in satisfaction of the purchase price of such Debentures, the Administrative Trustees, on behalf of the Trust, shall, in addition to the Common Securities described herein, deliver to the Depositor the aggregate purchase price of the Preferred Securities referred to in Section 2.4(b) above of up to $23,025,000.

SECTION 2.6.   Declaration of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures; and (b) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it shall hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act.

SECTION 2.7.   Authorization to Enter Into Certain Transactions.

(a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section 2.7 and Article VIII, and in accordance with the following provisions (i) and (ii) of this Section 2.7(a), the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Administrative Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Administrative Trustees under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

(i) As among the Trustees, each Administrative Trustee, acting singly or jointly, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

(A) the issuance and sale of the Trust Securities and the compliance with the Subscription Agreements in connection therewith;

(B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, such agreements or documents as may be necessary or desirable in connection with the purposes and function of the Trust;

(C) assisting in obtaining registration exemptions for the Preferred Securities under the Securities Act, and under state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

(D) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Declaration;

(E) the appointment of a Paying Agent and Securities Registrar in accordance with this Declaration;

(F) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

(G) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created; and

(H) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

(ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

(A) the establishment of the Payment Account;

(B) the receipt of the Debentures;

(C) the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

(D) the distribution of amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Declaration;

(E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

(F) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Declaration;

(G) the distribution of the Trust Property in accordance with the terms of this Declaration;

(H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust;

(I) after an Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

(J) registering transfers of the Trust Securities in accordance with this Declaration; and

(K) except as otherwise provided in this Section 2.7(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i).

(b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration; (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein; (iii) take any action that would cause the Trust to fail or cease to qualify as a “grantor trust” for United States federal income tax purposes; (iv) incur any indebtedness for borrowed money or issue any other debt; or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

(c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

(i) the preparation and filing by the Trust with the Commission and applicable state securities regulators the documents necessary to secure applicable state and federal registration exemptions in relation to the Preferred Securities and the Debentures (the “Exemptions”), including any amendments thereto;

(ii) the determination of the states in which to take appropriate action to qualify for Exemptions and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such states;

(iii) the negotiation of the terms of, and the execution and delivery of, the Subscription Agreements providing for the sale of the Preferred Securities;

(iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities; and,

(v) taking such steps as may be necessary to ensure compliance with applicable federal and state securities laws, or exemptions therefrom, in connection with the transfer of the Preferred Securities.

(d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust shall not be deemed to be an “investment company” required to be registered under the Investment Company Act, shall be classified as a “grantor trust” and not as an association taxable as a corporation for United States federal income tax purposes and so that the Debentures shall be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, subject to Section 11.2, the Depositor and the Administrative Trustees are authorized to take any action and the Administrative Trustees are authorized to direct the Property Trustee in writing to take any action, not inconsistent with applicable law or this Declaration, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes. The Property Trustee shall take any action so directed by one or more of the Administrative Trustees.

SECTION 2.8.   Assets of Trust.  The assets of the Trust shall consist of the Trust Property.

SECTION 2.9.   Title to Trust Property.  Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Declaration.

ARTICLE III
PAYMENT ACCOUNT

SECTION 3.1.   Payment Account.

(a) On or prior to the First Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits and withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

(b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not bear interest or be invested by the Property Trustee pending distribution thereof.

ARTICLE IV
DISTRIBUTIONS; REDEMPTION

SECTION 4.1.   Distributions.

(a) Distributions on the Trust Securities shall be cumulative, and shall accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from the date of issuance of the Trust Securities, and, except during any Extended Interest Period with respect to the Debentures, shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2010. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction in interest or any other payment in respect of any such acceleration), in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.1(a), a “Distribution Date”).

(b) The Trust Securities represent undivided beneficial interests in the Trust Property. Distributions on the Trust Securities shall be payable at a rate of 9.875% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. During any Extended Interest Period with respect to the Debentures, Distributions on the Preferred Securities shall be deferred for a period equal to the Extended Interest Period. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

(c) Distributions on the Trust Securities shall be made by the Property Trustee solely from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and immediately available by 12:30 p.m. on each Distribution Date in the Payment Account for the payment of such Distributions.

(d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day immediately preceding the Distribution Date.

SECTION 4.2.   Redemption.

(a) On each Debenture Redemption Date and at maturity of the Debentures, the Trust shall be required to redeem a Like Amount of Trust Securities at the Redemption Price.

(b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder’s address appearing in the Securities Register. The Property Trustee shall have no responsibility for the accuracy of any CUSIP number contained in such notice. All notices of redemption shall state:

(i) the Redemption Date;

(ii) the Redemption Price;

(iii) the CUSIP number;

(iv) if less than all the outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

(v) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Trust Security to be redeemed and that Distributions thereon shall cease to accumulate on and after said date, except as provided in Section 4.2(d); and

(vi) the place or places at which Trust Securities are to be surrendered for the payment of the Redemption Price.

(c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of the Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has immediately available funds then on hand and available in the Payment Account for the payment of such Redemption Price.

(d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee, subject to Section 4.2(c), shall deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the record holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, (i) all rights of Securityholders holding Trust Securities so called for redemption shall cease, except the right of such Securityholders to receive the Redemption Price, but without interest, (ii) such Trust Securities shall cease to be Outstanding, (iii) all Trust Securities Certificates will be deemed to represent Debentures having a principal amount equal to the stated Liquidation Amount of the Trust Securities represented thereby and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities until such certificates are presented to the Securities Registrar for transfer or reissuance. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction of interest or any other payment in respect of any such acceleration), in each case with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities shall continue to accumulate, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date shall be the date fixed for redemption for purposes of calculating the Redemption Price.

(e) Payment of the Redemption Price on the Trust Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day immediately preceding the Redemption Date.

(f) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to such Liquidation Amount or an integral multiple of such Liquidation Amount in excess thereof) of the Liquidation Amount of the Preferred Securities of a denomination larger than such Liquidation Amount; provided, however, in the event the redemption relates only to Preferred Securities purchased and held by the Depositor being redeemed for a Like Amount of Debentures (as described in Section 3.3(b) of the Indenture), the Property Trustee shall select those particular Preferred Securities for redemption. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of the Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of the Preferred Securities which has been or is to be redeemed.

SECTION 4.3.   Subordination of the Common Securities.

(a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(f), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of the Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, the Preferred Securities then due and payable.

(b) In the case of the occurrence of any Event of Default resulting from a Debenture Event of Default, the Holder of the Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Declaration until the effect of all such Events of Default with respect to the Preferred Securities shall have been cured, waived or otherwise eliminated. Until any such Event of Default under this Declaration with respect to the Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities shall have the right to direct the Property Trustee to act on their behalf.

SECTION 4.4.   Payment Procedures.   Payments of Distributions (including Additional Amounts, if applicable) in respect of each Preferred Security shall be made by wire transfer of immediately available funds to the account designated in writing by the Person entitled thereto or by check mailed to the address of such Person as such address shall appear on the Securities Register. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder.

SECTION 4.5.   Tax Returns and Reports.  The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor’s expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust; and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service forms required to be furnished to such Securityholder or the information required to be provided on such forms. The Administrative Trustees shall provide the Depositor with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to the Securityholders under the Trust Securities.

SECTION 4.6.   Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the Debentures of Additional Payments, the Property Trustee, at the direction of an Administrative Trustee or the Depositor, shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

SECTION 4.7.   Payments Under the Indenture. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received under the Indenture pursuant to Section 5.13(b) or 5.13(c) hereof.

ARTICLE V
THE TRUST SECURITIES CERTIFICATES

SECTION 5.1.   Initial Ownership. Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Preferred Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

SECTION 5.2.   The Trust Securities Certificates. The Preferred Securities Certificates shall be issued in minimum denominations of the Liquidation Amount and integral multiples of such Liquidation Amount in excess thereof. The Common Securities Certificates shall be issued in denominations of the Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. The Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee’s name pursuant to Sections 5.4, 5.11, and 5.13.

SECTION 5.3.   Execution, Authentication and Delivery of the Trust Securities Certificates.

(a) On the Closing Date, the Administrative Trustees shall cause, in accordance with Section 5.2, Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust by the manual or facsimile signature of at least one of the Administrative Trustees and delivered to or upon the written order of the Depositor, signed by its Chief Executive Officer, President, Chief Financial Officer, any Executive Vice President, the Treasurer or any Assistant Treasurer without further corporate action by the Depositor, in authorized denominations.

(b) A Preferred Securities Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Securities Certificate has been authenticated under this Declaration. Each Preferred Security Certificate shall be dated the date of its authentication.

(c) Upon the written order of the Trust signed by one of the Administrative Trustees, the Property Trustee shall authenticate and make available for delivery the Preferred Securities Certificates.

(d) The Property Trustee may appoint an Authenticating Agent acceptable to the Trust to authenticate the Preferred Securities. An Authenticating Agent may authenticate the Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An Authenticating Agent has the same rights as the Property Trustee to deal with the Depositor or the Trust.

SECTION 5.4.   Registration of Transfer and Exchange of the Preferred Securities Certificates.

(a) The Depositor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering the Trust Securities Certificates and transfers and exchanges of the Preferred Securities Certificates (herein referred to as the “Securities Register”) in which the registrar designated by the Depositor (the “Securities Registrar”), subject to such reasonable regulations as it may prescribe, shall provide for the registration of the Preferred Securities Certificates and the Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of the Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

(b) Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Administrative Trustees or any one of them shall execute in accordance with Section 5.2 and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of authentication. The Securities Registrar shall not be required to register the transfer of any of the Preferred Securities that have been called for redemption. At the option of a Holder, the Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.8.

(c) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with its customary practice. The Trust shall not be required to (i) issue, register the transfer of, or exchange any of the Preferred Securities during a period beginning at the opening of business fifteen (15) calendar days before the date of mailing of a notice of redemption of any of the Preferred Securities called for redemption and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any of the Preferred Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Securities being redeemed in part.

(d) No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Preferred Securities Certificates.

(e) Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Preferred Security not made in accordance with this Declaration shall be null and void. A Preferred Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Preferred Security as provided in this Section 5.4.

SECTION 5.5.   Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.  If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate; and (b) there shall be delivered to the Securities Registrar, the Property Trustee and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, and the Property Trustee shall authenticate if necessary, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.5, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.5 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

SECTION 5.6.   Persons Deemed the Securityholders. The Trustees, the Paying Agent and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

SECTION 5.7.   Access to List of the Securityholders’ Names and Addresses. At any time when the Property Trustee is not also acting as the Securities Registrar, the Administrative Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee (a) within five (5) Business Days of March 15, June 15, September 15 and December 15 in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date; and (b) promptly after receipt by any Administrative Trustee or the Depositor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Declaration, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of the Securityholders to communicate with other Securityholders with respect to their rights under this Declaration or under the Trust Securities, and the corresponding rights of the Trustees shall be as provided in the Trust Indenture Act. Each Holder, by receiving and holding a Trust Securities Certificate, and each owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 5.8.   Maintenance of Office or Agency. The Administrative Trustees shall maintain in a location or locations designated by the Administrative Trustees, an office or offices or agency or agencies where the Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Corporate Trust Office of the Property Trustee, Wilmington Trust Company, as the principal corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

SECTION 5.9.   Appointment of the Paying Agent.  The Property Trustee shall initially serve as the Paying Agent, and any co-paying agent chosen by the Property Trustee must be acceptable to the Administrative Trustees and the Depositor. The Paying Agent shall make Distributions to the Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon thirty (30) days’ written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company) that is acceptable to the Property Trustee and the Depositor to act as the Paying Agent. The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and, upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 9.1, 9.3, and 9.6 shall apply to the Property Trustee also in its role as the Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 5.10.  Ownership of the Common Securities by the Depositor.  On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities (other than a transfer in connection with a merger or consolidation of the Depositor into another Person pursuant to Section 13.1 of the Indenture) shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating “THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH SECTION 5.10 OF THE DECLARATION”.

SECTION 5.11.   The Trust Securities Certificates.

(a) Upon the issuance of the Preferred Securities Certificates, the Trustees shall recognize the record holders of the Preferred Securities Certificates as the Securityholders.

(b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate

SECTION 5.12.   Notices.  To the extent that a notice or other communication to the Holders is required under this Declaration, the Trustees shall cause all such notices and communications specified herein to be given to the owners of the beneficial interest in the Preferred Securities. All notices shall be deemed to have been given when mailed by first class mail, postage prepaid, to the address of the Holder set forth in the Securities Register.

SECTION 5.13.  Rights of the Securityholders.

(a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no preemptive or similar rights. When issued and delivered to Holders of the Preferred Securities against payment of the purchase price therefor, the Preferred Securities shall be fully paid and, subject to the provisions of this Declaration and to the fullest extent permitted by applicable law, nonassessable interests in the Trust. The Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(b) For so long as any of the Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than twenty-five percent (25%) in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least twenty-five percent (25%) in Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture.

(c) For so long as any of the Preferred Securities remain Outstanding, upon a Debenture Event of Default arising from the failure to pay interest or principal on the Debentures, the Holders of any of the Preferred Securities then Outstanding shall, to the fullest extent permitted by law, have the right to directly institute proceedings for enforcement of payment to such Holders of principal of or interest on the Debentures having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holders.

ARTICLE VI
ACTS OF THE SECURITYHOLDERS; MEETINGS; VOTING

SECTION 6.1. Limitations on Voting Rights.

(a) Except as provided in this Section 6.1, in Sections 6.13, 9.10 and 11.2 and in the Indenture and as otherwise set forth in the Guarantee or required by law, no record Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto; nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

(b) So long as any Debentures are held by the Property Trustee, on behalf of the Trust, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures; (ii) waive any past default which is waivable under Article VII of the Indenture; (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of not less than a majority in Liquidation Amount of all the Outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of outstanding Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each holder of the Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Outstanding Preferred Securities, except when authorized by a subsequent vote of the Holders of the Outstanding Preferred Securities. The Property Trustee shall notify each holder of the Outstanding Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust shall continue to be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes on account of such action.

(c) If any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the holders of the Preferred Securities, whether by way of amendment to the Declaration or otherwise; or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of the Outstanding Preferred Securities as a class shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Outstanding Preferred Securities. No amendment to this Declaration may be made if, as a result of such amendment, the Trust would cease to be classified as a grantor trust or would be classified as an association taxable as a corporation for United States federal income tax purposes.

SECTION 6.2. Notice of Meetings. Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 11.8 to each Preferred Securityholder of record, at his or her registered address, at least fifteen (15) days and not more than ninety (90) days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

SECTION 6.3. Meetings of the Preferred Securityholders.

(a) No annual meeting of the Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of the Securityholders to vote on any matter in respect of which the Preferred Securityholders are entitled to vote upon the written request of the Preferred Securityholders of twenty-five percent (25%) of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Preferred Securityholders to vote on any matters as to which the Preferred Securityholders are entitled to vote.

(b) The Preferred Securityholders of record of fifty percent (50%) of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of the Securityholders.

(c) If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration requires a different number of affirmative votes.

SECTION 6.4. Voting Rights. The Securityholders shall be entitled to one vote for each dollar value of Liquidation Amount represented by their Trust Securities (with any fractional multiple thereof rounded up or down as the case may be to the closest integral multiple) in respect of any matter as to which such Securityholders are entitled to vote (and such dollar value shall be $1,000 per Preferred Security until such time, if any, as the Liquidation Amount is changed as provided herein).

SECTION 6.5. Proxies, Etc. At any meeting of the Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Holders shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

SECTION 6.6. Securityholder Action by Written Consent. Any action which may be taken by the Securityholders at a meeting may be taken without a meeting if the Securityholders holding more than a majority of all of the Outstanding Trust Securities (based upon their aggregate Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing.

SECTION 6.7. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Administrative Trustees or the Property Trustee may from time to time fix a date, not more than ninety (90) days prior to the date of any meeting of the Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

SECTION 6.8. Acts of the Securityholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by the Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 9.1) conclusive in favor of the Trustees, if made in the manner provided in this Section 6.8.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

(c) The ownership of the Preferred Securities shall be proved by the Securities Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

(e) Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

(f) A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person.

SECTION 6.9. Inspection of Records. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection at the principal executive office of the Trustee (as indicated in Section 2.2) to Holders of the Trust Securities during normal business hours for any purpose reasonably related to such Securityholder’s interest as a Securityholder.

ARTICLE VII
REPRESENTATIONS AND WARRANTIES

SECTION 7.1. Representations and Warranties of the Bank and the Property Trustee.  The Bank and the Property Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Property Trustee at the time of the successor Property Trustee’s acceptance of its appointment as Property Trustee hereunder (in the case of a successor Property Trustee, the term “Bank” as used herein shall be deemed to refer to such successor Property Trustee in its separate corporate capacity) hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

(a) the Bank is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(b) the Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

(c) this Declaration has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and does not require any approval of stockholders of the Bank and such execution, delivery and performance shall not (i) violate the Bank’s charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Bank is a party or by which it is bound; or (iii) violate any law, governmental rule or regulation of the United States or its jurisdiction of incorporation, as the case may be, governing the banking or trust powers of the Bank or the Property Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Bank;

(e) neither the authorization, execution or delivery by the Property Trustee of this Declaration nor the consummation of any of the transactions by the Property Trustee contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Bank or the Property Trustee, as the case may be, under the laws of the United States or its jurisdiction of incorporation;

(f) there are no proceedings pending or, to the best of the Property Trustee’s knowledge, threatened against or affecting the Bank or the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee to enter into or perform its obligations as one of the Trustees under this Declaration; and

(g) the Property Trustee is a Person eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000.

SECTION 7.2. Representations and Warranties of the Delaware Bank and the Delaware Trustee.  The Delaware Bank and the Delaware Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Delaware Trustee at the time of the successor Delaware Trustee’s acceptance of appointment as Delaware Trustee hereunder (the term “Delaware Bank” being used to refer to such successor Delaware Trustee in its separate corporate capacity), hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

(a) the Delaware Bank is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b) the Delaware Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

(c) this Declaration has been duly authorized, executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d) the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate or other action on the part of the Delaware Trustee and does not require any approval of stockholders of the Delaware Bank and such execution, delivery and performance shall not (i) violate the Delaware Bank’s charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Delaware Bank or the Delaware Trustee is a party or by which it is bound; or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking or trust powers of the Delaware Bank or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Delaware Bank or the Delaware Trustee;

(e) neither the authorization, execution or delivery by the Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Delaware Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Delaware Bank or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware; and

(f) there are no proceedings pending or, to the best of the Delaware Trustee’s knowledge, threatened against or affecting the Delaware Bank or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Delaware Trustee to enter into or perform its obligations as one of the Trustees under this Declaration.

SECTION 7.3. Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants for the benefit of the Securityholders and the Trustees that:

(a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and, shall have been duly and validly executed, issued and delivered by the Administrative Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration and the Securityholders shall be, as of such date, entitled to the benefits of this Declaration;

(b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Bank, the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration;

(c) the Depositor is a Maryland corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(d) the Depositor has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration; and

(e) this Declaration has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

ARTICLE VIII
TRANSFER OF INTERESTS

SECTION 8.1. General.

(a) Subject to Sections 5.4, 8.1(c), and 8.1(e), when a Holder of Preferred Securities delivers to the Securities Registrar in accordance with this Declaration a request to register a transfer of such Holder’s Preferred Securities or to exchange them for an equal aggregate liquidation amount of Preferred Securities represented by different Certificates or as otherwise provided herein, the Securities Registrar shall register the transfer or make the exchange when the requirements provided for herein for such transfer or exchange are met. To facilitate registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Preferred Security Certificates at the Securities Registrar’s request.

(b) Upon issuance of the Common Securities, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Trust Securities remain outstanding, the Depositor shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Depositor under the Indenture may succeed to the Depositor’s ownership of the Common Securities.

(c) Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Preferred Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Preferred Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such purported transferee shall be deemed not to be the Holder of such Preferred Securities for any purpose, including, but not limited to, the receipt of Distributions on such Preferred Securities, and such transferee shall be deemed to have no interest whatsoever in such Preferred Securities.

(d) Each Preferred Securities Certificate surrendered in connection with a registration of transfer or exchange shall be canceled by the Property Trustee pursuant to Section 5.4. A transferee of a Trust Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the registration of such transfer in the Securities Register. Each such transferee shall be deemed to have agreed to be bound by this Declaration.

(e) Neither the Trust nor the Securities Registrar shall be required (i) to issue certificates representing Trust Securities or register the transfer of, or exchange any Trust Securities during a period beginning at the opening of business fifteen (15) days before the day of any selection of Trust Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Trust Securities to be redeemed, or (ii) to register the transfer or exchange of any Trust Security so selected for redemption in whole or in part, except the unredeemed portion of any Trust Security being redeemed in part.

SECTION 8.2. Transfer Procedures and Restrictions.

(a) Without the written consent of the Depositor, Preferred Securities may be transferred only pursuant to an exemption from the registration requirements under the Securities Act and the State Acts; provided, however, that (i) the instrument of transfer is accompanied by a certificate of the transferee substantially in the form set forth as Exhibit D hereto and (ii) the Sponsor and the Trust shall have the right, prior to any such transfer, to require the delivery by the transferee of an Opinion of Counsel, additional certificate and/or other information satisfactory to each of them in accordance with this Declaration.  Each Opinion of Counsel or certificate furnished pursuant to this Section 8.2(a) may be an original or a copy (which may be furnished by facsimile or other form of electronic transmission).  The Property Trustee and any Securities Registrar shall be entitled to conclusively rely on opinions and certificates furnished by the transferee pursuant to this Section 8.2(a) and shall have no duty to ensure that transferees are qualified under, or that transfers comply with, the Securities Act or any applicable State Acts.

(b) Each Certificate evidencing outstanding Preferred Securities shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS (THE “STATE ACTS”). NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE STATE ACTS, SUBJECT TO THE RIGHT OF THE DEBENTURE ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEPOSITOR OR THE TRUST.  THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAYBE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE PURCHASED OR HELD (A) BY AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE (THE “CODE”), OR (B) BY AN ENTITY WHOSE ASSETS ARE DEEMED TO BE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN.  THIS SECURITY, AND ANY INTEREST OR PARTICIPATION HEREIN, MAY BE PURCHASED OR HELD BY AN INDIVIDUAL RETIREMENT ACCOUNT THAT IS NOT SUCH AN EMPLOYEE BENEFIT PLAN OR ENTITY, PROVIDED SUCH PURCHASE OR HOLDING IS NOT PROHIBITED BY SECTION 4975 OF THE CODE.  ANY PERSON WHO PURCHASES OR HOLDS THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN REPRESENTS AND WARRANTS, BY ITS PURCHASE OR HOLDING HEREOF OR THEREOF, THAT THE FOREGOING IS TRUE AND CORRECT.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS. THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF THE LIQUIDATION AMOUNT AND INTEGRAL MULTIPLES OF SUCH LIQUIDATION AMOUNT IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $1,000 OR AN INTEGRAL MULTIPLE THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

(c) Securities may only be transferred in minimum denominations of the Liquidation Amount and integral multiples of such Liquidation Amount in excess thereof. Any attempted transfer of Preferred Securities in a block having an aggregate liquidation amount which does not conform to this Section 8.1(c) shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Preferred Securities for any purpose, including, but not limited to, the receipt of Distributions on such Preferred Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Preferred Securities.

SECTION 8.3. Deemed Security Holders. The Trust, the Trustees, the Paying Agent, the Transfer Agent or the Securities Registrar may treat the Person in whose name any Security shall be registered on the Securities Register of the Trust as the sole Holder and owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any other Person, whether or not the Trust, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

SECTION 8.4. Depositor Exchange.

(a) If at any time the Depositor or any of its Affiliates (in either case, a “Issuer Affiliated Holder”) is the Holder of any Preferred Securities, such Issuer Affiliated Holder shall have the right to deliver to the Property Trustee all or such portion of its Preferred Securities as it elects and receive, in exchange therefor, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Preferred Securities. Such election (i) shall be exercisable effective on any Distribution Date by such Issuer Affiliated Holder delivering to the Property Trustee a written notice of such election specifying the aggregate liquidation amount of the Preferred Securities with respect to which such election is being made and the Distribution Date on which such exchange shall occur, which Distribution Date shall be not less than ten (10) Business Days after the date of receipt by the Property Trustee of such election notice and (ii) shall be conditioned upon such Issuer Affiliated Holder having delivered or caused to be delivered to the Property Trustee or its designee the Preferred Securities which are the subject of such election by 10:00 a.m. New York City time, on the Distribution Date on which such exchange is to occur. After the exchange, such Preferred Securities will be canceled and will no longer be deemed to be outstanding and all rights of the Depositor or its Affiliate(s) with respect to such Preferred Securities will cease.

(b) In the case of an exchange described in Section 8.4(a) above, the Trust will, on the date of such exchange, exchange Debentures having a principal amount equal to a proportional amount of the aggregate liquidation amount of the outstanding Common Securities based on the ratio of the aggregate liquidation amount of the Preferred Securities exchanged pursuant to Section 8.4(a) above divided by the aggregate liquidation amount of the Preferred Securities outstanding immediately prior to such exchange, for such proportional amount of Common Securities held by the Depositor (which contemporaneously shall be canceled and no longer be deemed to be outstanding); provided that the Depositor delivers or causes to be delivered to the Property Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 a.m., New York City time, on the Distribution Date on which such exchange is to occur.

ARTICLE IX
TRUSTEES

SECTION 9.1.   Certain Duties and Responsibilities.

(a) The duties and responsibilities of the Trustees shall be as provided by this Declaration and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. No Administrative Trustee nor the Delaware Trustee shall be liable for its act or omissions hereunder except as a result of its own gross negligence or willful misconduct. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 9.1. To the extent that, at law or in equity, the Property Trustee, the Delaware Trustee or an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, the Delaware Trustee, the Property Trustee, or such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee’s good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Trustees, as the case may be.

(b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it shall look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 9.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Property Trustee, in the Trust Indenture Act.

(c) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

(A) the duties and obligations of the Property Trustee shall determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable with respect to the Preferred Securities except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

(B) in the absence of bad faith on the part of the Property Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

(ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

(iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

(iv) the Property Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

(v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

(vi) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the negligence, default or misconduct of the Administrative Trustees or the Depositor.

SECTION 9.2.    Certain Notices.

(a) Within five (5) Business Days after the occurrence of any Event of Default actually known to a Responsible Officer (as defined in the Indenture) of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 11.8, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. For purposes of this Section 9.2, the term “Event of Default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

(b) The Administrative Trustees shall transmit to the Securityholders in the manner and to the extent provided in Section 11.8 notice of the Depositor’s election to begin or further extend an Extended Interest Period on the Debentures (unless such election shall have been revoked), and of any election by the Depositor to accelerate the Maturity Date of the Debentures within the time specified for transmitting such notice to the holders of the Debentures pursuant to the Indenture as originally executed.

SECTION 9.3.   Certain Rights of the Property Trustee. Subject to the provisions of Section 9.1:

(a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) if (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action; or (ii) in construing any of the provisions of this Declaration, the Property Trustee finds the same ambiguous or inconsistent with other provisions contained herein; or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten (10) Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two (2) Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

(c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers’ Certificate;

(d) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

(e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or, except as provided in Section 4.5, any filing under tax or securities laws) or any re-recording, refiling or reregistration thereof;

(f) the Property Trustee may consult with counsel of its choice (which counsel may be counsel to the Depositor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and, in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

(g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request, order or direction of any of the Securityholders, pursuant to this Declaration, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction; nothing contained herein shall, however, relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in its exercise thereof, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

(h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in Liquidation Amount of the Outstanding Preferred Securities, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

(i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence, willful misconduct or bad faith with respect to selection of any agent or attorney appointed by it hereunder;

(j) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action; (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and (iii) shall be protected in acting in accordance with such instructions; and

(k) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration. No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

(l) The rights and protections afforded the Property Trustee herein shall extend to the Property Trustee in any and all other roles in which the Property Trustee may at any time serve hereunder.

SECTION 9.4.   Trustees’ Disclaimer. The Trustees shall have no responsibility for the validity or adequacy of this Declaration. The Recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

SECTION 9.5.   May Hold Securities. Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of the Trust Securities and, subject to Sections 9.8 and 9.13, and except as provided in the definition of the term “Outstanding” in Article I, may otherwise deal with the Trust and the Company with the same rights it would have if it were not a Trustee or such other agent.

SECTION 9.6.   Compensation; Indemnity; Fees. The Depositor agrees:

(a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, in the case of the Property Trustee as set forth in a written agreement between the Depositor and the Property Trustee);

(b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to such Trustee’s negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees or the Delaware Trustee, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct); and

(c) to indemnify each of the Trustees or any predecessor Trustee for, and to hold the Trustees harmless against, any loss, damage, claims, actions, suits, liability, penalty or expense of any kind and nature whatsoever incurred without negligence (or, in the case of the Administrative Trustees or the Delaware Trustee, gross negligence), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Declaration, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

No Trustee may claim any Lien or charge on any Trust Property as a result of any amount due pursuant to this Section 9.6.

The provisions of this Section 9.6 shall survive the termination of this Declaration and the removal or resignation of any Trustee.

SECTION 9.7.   Corporate Property Trustee Required; Eligibility of Trustees.

(a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 9.7, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 9.7, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IX. The Property Trustee and the Delaware Trustee may, but need not be, the same person.

(b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least twenty-one (21) years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

(c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least twenty-one (21) years of age and a resident of the State of Delaware; or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

SECTION 9.8.   Conflicting Interests.  If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

SECTION 9.9.   Co-Trustees and Separate Trustee.

(a) Unless a Debenture Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9.9. If the Depositor does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 9.9 shall either be (i) a natural person who is at least twenty-one (21) years of age and a resident of the United States; or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

(b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

(c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

(i) The Trust Securities shall be executed and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

(ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

(iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 9.9, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have the power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 9.9.

(iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

(v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

(vi) Any Act of the Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 9.10. Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of any Trustee (the “Relevant Trustee”) and no appointment of a successor Trustee pursuant to this Article IX shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 9.11.

(b) Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 9.11 shall not have been delivered to the Relevant Trustee within thirty (30) days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Trust Securities.

(c) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by an Act of the Holders of not less than a majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Common Securityholder at any time.

(d) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by an Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees with respect to the Trust Securities and the Trust, and the successor Trustee shall comply with the applicable requirements of Section 9.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default shall have occurred and is continuing, the Preferred Securityholders, by an Act of the Securityholders of not less than a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Trustee or Trustees with respect to the Trust Securities and the Trust, and such successor Trustee shall comply with the applicable requirements of Section 9.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as an Administrative Trustee, at a time when a Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by an Act of the Common Securityholder delivered to an Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees with respect to the Trust Securities and the Trust, and such successor Administrative Trustee or Administrative Trustees shall comply with the applicable requirements of Section 9.11. If no successor Trustee with respect to the Trust Securities shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by Section 9.11, any Securityholder who has been a Securityholder of Trust Securities for six consecutive months on behalf of himself or herself and all others similarly situated may petition a court of competent jurisdiction for the appointment of a successor Trustee with respect to the Trust Securities.

(e) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all the Securityholders in the manner provided in Section 11.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

(f) Notwithstanding the foregoing or any other provision of this Declaration, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them; or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 9.7).

(g) Any successor Delaware Trustee shall file an amendment to the Certificate of Trust as required by the Delaware Statutory Trust Act.

SECTION 9.11. Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Trustee with respect to the Trust Securities and the Trust, the retiring Relevant Trustee and each successor Trustee with respect to the Trust Securities shall execute and deliver an instrument hereto wherein each successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and upon the execution and delivery of such instrument the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust; but, on request of the Trust or any successor Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Trustee all the Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

(b) Upon request of any such successor Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the immediately preceding paragraph, as the case may be.

(c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article IX.

SECTION 9.12. Merger, Conversion, Consolidation or Succession to Business.  Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 9.13. Preferential Collection of Claims Against the Depositor or the Trust.  If and when the Property Trustee or the Delaware Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee or the Delaware Trustee, as the case may be, shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or the Trust (or any such other obligor).

SECTION 9.14. Property Trustee May File Proofs of Claim.  In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the Trust Property, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 9.15. Reports to the Property Trustee and to Securityholders.  The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Depositor and the Administrative Trustees on behalf of the Trust shall provide directly to Securityholders, within fifteen (15) days after the Depositor files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Depositor is required to provide to shareholders pursuant to the Exchange Act.

SECTION 9.16. Evidence of Compliance with Conditions Precedent.  Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers’ Certificate.

SECTION 9.17. Number of Trustees.

(a) The number of Trustees shall be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of the Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

(b) If a Trustee ceases to hold office for any reason and the number of the Administrative Trustees is not reduced pursuant to Section 9.17(a), or if the number of the Trustees is increased pursuant to Section 9.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 9.10.

(c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of the Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 9.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 9.18. Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of twenty-one (21) his or her power for the purpose of executing any documents contemplated in Section 2.7(a); and

(b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 9.19. Voting.  Except as otherwise provided in this Declaration, the consent or approval of the Administrative Trustees shall require consent or approval by not less than a majority of the Administrative Trustees, unless there are only two, in which case both must consent.

ARTICLE X
TERMINATION, LIQUIDATION AND MERGER

SECTION 10.1. Dissolution Upon Expiration Date.  Unless earlier dissolved, the Trust shall automatically dissolve on March 15, 2045 (the “Expiration Date”) subject to distribution of the Trust Property in accordance with Section 10.4.

SECTION 10.2. Early Dissolution. The first to occur of any of the following events is an “Early Termination Event”:

(a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

(b) delivery of written direction to the Property Trustee by the Depositor at any time (which direction is wholly optional and within the discretion of the Depositor, subject to Depositor having received prior approval of the Board of Governors of the Federal Reserve System if so required under applicable guidelines, policies or regulations thereof) to dissolve the Trust and distribute the Debentures to the Securityholders in exchange for the Trust Securities in accordance with Section 10.4;

(c) the redemption of all of the Preferred Securities in connection with the redemption of all of the Debentures (whether upon a Debenture Redemption Date or the maturity of the Debentures); and

(d) the entrance of an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

SECTION 10.3. Termination.  As soon as is practicable after the last to occur of the following: (a) the distribution by the Property Trustee to the Securityholders upon the liquidation of the Trust pursuant to Section 10.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust upon the dissolution and winding-up of the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (d) after satisfaction of liabilities to creditors as required by applicable law, including Section 3808 of the Delaware Statutory Trust Act, the Administrative Trustees shall terminate the Trust by filing, at the expense of the Depositor, a certificate of cancellation with the Secretary of State of the State of Delaware. The Administrative Trustees shall notify the Property Trustee and the Delaware Trustee of such filing. Upon filing of such certificate of cancellation, the Trust, this Declaration (other than provisions, including Section 9.6, which by their terms survive), and the respective obligations and responsibilities of the Trustees shall terminate.

SECTION 10.4. Liquidation.

(a) If an Early Termination Event specified in clause (a), (b), or (d) of Section 10.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to Section 10.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than thirty (30) nor more than sixty (60) days prior to the Liquidation Date to each Holder of Trust Securities at such Holder’s address appearing in the Securities Register. All notices of liquidation shall:

(i) state the Liquidation Date;

(ii) state that from and after the Liquidation Date, the Trust Securities shall no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange shall be deemed to represent a Like Amount of Debentures; and

(iii) provide such information with respect to the mechanics by which the Holders may exchange the Trust Securities Certificates for the Debentures, or, if Section 10.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

(b) Except where Section 10.2(c) or 10.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to the Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than forty-five (45) days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

(c) Except where Section 10.2(c) or 10.4(d) applies, after the Liquidation Date, (i) the Trust Securities shall no longer be deemed to be outstanding; (ii) certificates representing a Like Amount of the Debentures shall be issued to the Holders of Trust Securities Certificates upon surrender of such certificates to the Administrative Trustees or their agent for exchange; (iii) any Trust Securities Certificates not so surrendered for exchange shall be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal shall be made to Holders of the Trust Securities Certificates with respect to such Debentures); and (iv) all rights of the Securityholders holding the Trust Securities shall cease, except the right of such Securityholders to receive the Debentures upon surrender of the Trust Securities Certificates.

(d) In the event that, notwithstanding the other provisions of this Section 10.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up and terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, the Securityholders shall be entitled to receive out of the assets of the Trust available for distribution to the Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”). If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts, subject to Section 4.7). The Holder of the Common Securities shall be entitled to receive the Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with the Holders of the Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

SECTION 10.5. Mergers, Consolidations, Amalgamations or Replacements of the Trust.  The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 10.5. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Preferred Securities, the Property Trustee or the Delaware Trustee, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided that (a) such successor entity either (i) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities; or (ii) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the “Successor Securities”) so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise; (b) the Depositor expressly appoints a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee as the holder of the Debentures; (c) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect; (d) such successor entity has a purpose substantially identical to that of the Trust; (e) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (i) such merger consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect; and (ii) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity shall be required to register as an “investment company” under the Investment Company Act; and (f) the Depositor owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee, the Debentures, this Declaration.  For purposes of this Section 10.5, any such consolidation, merger, sale, conveyance, transfer or other disposition as a result of which (a) the Company is not the surviving Person, and (b) the same Person is not both (i) the primary obligor in respect of the Debentures and (ii) the Guarantor under the Preferred Securities Guarantee shall be deemed to constitute a replacement of the Trust by a successor entity; provided further that, notwithstanding the foregoing, in the event that upon the consummation of such a consolidation, merger, sale, conveyance, transfer or other disposition, the parent company (if any) of the Company, or its successor, is a bank holding company or financial holding company or comparably regulated financial institution, such parent company shall guarantee the obligations of the Trust (and any successor thereto) under the Preferred Securities (including any Successor Securities) at least to the extent provided by the Guarantee, the Debentures, and the Declaration. Notwithstanding the foregoing, the Trust shall not, except with the consent of the Holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

ARTICLE XI
MISCELLANEOUS PROVISIONS

SECTION 11.1. Limitation of Rights of the Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in the Trust Securities shall not operate to terminate this Declaration, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

SECTION 11.2. Amendment.

(a) This Declaration may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) as provided in Section 9.11 with respect to acceptance of appointment by a successor Trustee; (ii) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Declaration, that shall not be inconsistent with the other provisions of this Declaration; (iii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust shall be classified for United States federal income tax purposes as a grantor trust at all times that any of the Trust Securities are outstanding or to ensure that the Trust shall not be required to register as an “investment company” under the Investment Company Act; provided, however, that in the case of clause (ii), such action shall not adversely affect in any material respect the interests of any Securityholder.

(b) Except as provided in Section 6.1(c) or 11.2 hereof, any provision of this Declaration may be amended by the Trustees and the Depositor (i) with the consent of the Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding; and (ii) upon receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment shall not affect the Trust’s status as a grantor trust for United States federal income tax purposes or the Trust’s exemption from status of an “investment company” under the Investment Company Act.

(c) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date; or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 11.2 may not be amended.

(d) Notwithstanding any other provisions of this Declaration, no Trustee shall enter into or consent to any amendment to this Declaration which would cause the Trust to fail or cease to qualify for the exemption from status of an “investment company” under the Investment Company Act or to fail or cease to be classified as a grantor trust for United States federal income tax purposes.

(e) Notwithstanding anything in this Declaration to the contrary, without the consent of the Depositor, this Declaration may not be amended in a manner which imposes any additional obligation on the Depositor.

(f) In the event that any amendment to this Declaration is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

(g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration which affects its own rights, duties or immunities under this Declaration. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers’ Certificate stating that any amendment to this Declaration has been effected in compliance with this Declaration.

SECTION 11.3.  Separability.  In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.4. Governing Law.  THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS DECLARATION AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES).

SECTION 11.5. Payments Due on Non-Business Day.  If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction of interest or any other payment in respect of any such acceleration), in each case with the same force and effect as though made on the date fixed for such payment, and no distribution shall accumulate thereon for the period after such date.

SECTION 11.6. Successors.  This Declaration shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee(s), including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article XIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor’s obligations hereunder, the Depositor shall not assign its obligations hereunder.

SECTION 11.7. Headings.  The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

SECTION 11.8. Reports, Notices and Demands.  Any report, notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder’s name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to First United Corporation, P.O. Box 9, 19 South Second Street, Oakland, Maryland 21550-0009, Attention: Chief Financial Officer; facsimile no.:  (301) 334-1421.

Any notice to the Preferred Securityholders shall also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows:  (a) with respect to the Property Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; (b) with respect to the Delaware Trustee, to Wilmington Trust Company, at the address above; and (c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked “Attention: Administrative Trustees of First United Statutory Trust III, c/o First United Corporation.”  Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

SECTION 11.9.  Agreement Not to Petition.  To the fullest extent permitted by applicable law, each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article X, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code of 1978, as amended) (collectively, “Bankruptcy Laws”) or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor or any of the Trustees takes action in violation of this Section 11.9, the Property Trustee agrees, for the benefit of the Securityholders, that at the expense of the Depositor (which expense shall be paid prior to the filing), it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor or such Trustee against the Trust or the commencement of such action and raise the defense that the Depositor or such Trustee has agreed in writing not to take such action and should be stopped and precluded therefrom. The provisions of this Section 11.9 shall survive the termination of this Declaration.

SECTION 11.10. Trust Indenture Act; Conflict with Trust Indenture Act.  Notwithstanding any contrary provision herein relating to the applicability of the Trust Indenture Act:

(a) Any provision of the Trust Indenture Act, which by its terms would apply to this Agreement (a “Mandatory TIA Provision”), will control over any contrary terms contained herein; and,

(b) The terms of this Agreement will control over all provisions of the Trust Indenture Act, except for Mandatory TIA Provisions.

(c) The parties intend that this Declaration and the Trust Securities shall not be subject to the Trust Indenture Act, and the provisions of this Declaration which impose any duty or liability upon the Trustees to comply with any provision of the Trust Indenture Act, including any reporting obligations, shall be disregarded until such time as the Depositor notifies the Trustees that this Declaration is subject to the Trust Indenture Act.

SECTION 11.11. Acceptance of Terms of the Declaration, the Guarantee and the Indenture.  THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS. WITHOUT LIMITING THE FOREGOING, BY ACCEPTANCE OF A PREFERRED SECURITY, EACH HOLDER THEREOF SHALL BE DEEMED TO HAVE AGREED TO TREAT, FOR ALL UNITED STATES FEDERAL INCOME TAX AND FINANCIAL ACCOUNTING PURPOSES, THE DEBENTURES AS INDEBTEDNESS OF THE COMPANY AND THE PREFERRED SECURITIES AS EVIDENCING AN UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE DEBENTURES.

SECTION 11.12. Counterparts.  This Declaration may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

[SIGNATURES APPEAR ON NEXT PAGE]

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned have caused this Declaration to be duly executed as of the day and year first above written.

WILMINGTON TRUST COMPANY,
as Delaware Trustee

By:	/s/ Prital K. Patel
Name:	Prital K. Patel
Title:	Financial Services Officer

WILMINGTON TRUST COMPANY,
as Property Trustee

By:	/s/ Prital K. Patel
Name:	Prital K. Patel
Title:	Financial Services Officer

FIRST UNITED CORPORATION,
as Depositor

By:	/s/ William B. Grant
Name:	William B. Grant
Title:	Chairman, Chief Executive Officer and President

/s/ William B. Grant
Name: William B. Grant, Administrative Trustee

/s/ Carissa L. Rodeheaver
Name: Carissa L. Rodeheaver, Administrative Trustee

/s/ Tonya K. Sturm
Name: Tonya K. Sturm, Administrative Trustee

EXHIBIT A

CERTIFICATE OF TRUST
OF
FIRST UNITED STATUTORY TRUST III
As filed November 30, 2009

A-1

CERTIFICATE OF TRUST
OF
FIRST UNITED STATUTORY TRUST III

THIS CERTIFICATE OF TRUST of First United Statutory Trust III (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code Ann. tit. 12, §§ 3801 et seq.) (the “Act”).

1.           Name.  The name of the statutory trust formed hereby is First United Statutory Trust III.

2.           Delaware Trustee.  The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Christopher J. Monigle, Corporate Trust Administration.

3.           Effective Date.  This Certificate of Trust shall be effective upon filing with the Secretary of State.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON TRUST COMPANY,
as Trustee

By:              /s/ Prital K. Patel
Name:         Prital K. Patel
Title:           Financial Services Officer

2

EXHIBIT B

FORM OF COMMON SECURITY CERTIFICATE

THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LA WS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

EXCEPT AS SET FORTH IN SECTION 5.10 OF THE DECLARATION (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

Certificate Number:                                                                                               Number of Common Securities:

Certificate Evidencing Common Securities
of
First United Statutory Trust III
(Liquidation amount $1,000 per Common Security)

First United Statutory Trust III, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that First United Corporation is the registered owner (the “Holder”) of ____ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (liquidation amount $1,000 per Common Security) (the “Common Securities”). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of December 30, 2009 (the “Declaration”), by and among First United Corporation, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, William B. Grant, Carissa L. Rodeheaver, and Tonya K. Sturm, as Administrative Trustees, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Common Securities as set forth in the Declaration.  Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Depositor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Depositor at its principal place of business.

As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of the Holder of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of holders of the Preferred Securities.

By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

This Certificate and the Common Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the Trust has executed this Certificate this ____ day of ________________, _____.

FIRST UNITED STATUTORY TRUST III

By: ________________
Name:
Title:

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Preferred Security, which is at a fixed of interest per annum, which, with respect to any Distribution Period (as defined herein), will be 9.875% (the “Coupon Rate”). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term “Distributions,” as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debentures, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year of twelve 30-day months, and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2010 (each, a “Distribution Payment Date”), and on any earlier date of redemption, subject, in each case, to the Business Day convention specified in the Declaration. The Company has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an “Extension Period”) at any time and from time to time on the Debentures, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as “Deferred Interest”) will accrue, at an annual rate equal to the Coupon Rate applicable during such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Company shall pay all Deferred Interest then accrued and unpaid on the Debentures; provided, however, that prior to the termination of any Extension Period, the Company may further extend such Extension Period, provided that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Securities as they appear on the books and records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available therefor.

The Common Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Common Securities evidenced by this Common Security Certificate to:

Name:

____________________________
Assignee’s Social Security or Taxpayer Identification Number:

____________________________
Assignee’s address and zip code:

____________________________
and irrevocably appoints ________________________________________________________ as agent to transfer the Common Securities evidenced by this Common Security Certificate on the books of the Trust.  The agent may substitute another to act for it, him or her.

Date: _____________________________

Signature:     ________________________________________________________
                       (Sign exactly as your name appears on the Common Security Certificate)

Signature Guaranty:1

1   Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

FORM OF PREFERRED SECURITY CERTIFICATE

[FORM OF FACE OF SECURITY]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS (THE “STATE ACTS”). NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE STATE ACTS, SUBJECT TO THE RIGHT OF THE DEBENTURE ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEPOSITOR OR THE TRUST.  THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAYBE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE PURCHASED OR HELD (A) BY AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE (THE “CODE”), OR (B) BY AN ENTITY WHOSE ASSETS ARE DEEMED TO BE ASSETS OF SUCH AN EMPLOYEE BENEFIT PLAN.  THIS SECURITY, AND ANY INTEREST OR PARTICIPATION HEREIN, MAY BE PURCHASED OR HELD BY AN INDIVIDUAL RETIREMENT ACCOUNT THAT IS NOT SUCH AN EMPLOYEE BENEFIT PLAN OR ENTITY, PROVIDED SUCH PURCHASE OR HOLDING IS NOT PROHIBITED BY SECTION 4975 OF THE CODE.  ANY PERSON WHO PURCHASES OR HOLDS THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN REPRESENTS AND WARRANTS, BY ITS PURCHASE OR HOLDING HEREOF OR THEREOF, THAT THE FOREGOING IS TRUE AND CORRECT.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS. THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF THE LIQUIDATION AMOUNT AND INTEGRAL MULTIPLES OF SUCH LIQUIDATION AMOUNT IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $1,000 OR AN INTEGRAL MULTIPLE THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

Certificate Number:                                                                                               Number of Preferred Securities:

Certificate Evidencing Preferred Securities
of
First United Statutory Trust III
(Liquidation amount $1,000 per Preferred Security)

First United Statutory Trust III, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that ________________________ is the registered owner (the “Holder”) of ______ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust, liquidation amount $1,000 per Preferred Security (the “Preferred Securities”). Subject to the Declaration (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Preferred Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of December 30, 2009 (the “Declaration”), by and among First United Corporation, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, William B. Grant, Carissa L. Rodeheaver, and Tonya K. Sturm, as Administrative Trustees, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Preferred Securities as set forth in the Declaration  Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.  The Holder is entitled to the benefits of the Guarantee and the Indenture to the extent provided therein.  The Depositor will provide a copy of the Declaration, the Guarantee, and the Indenture to the Holder without charge upon written request to the Depositor at its principal place of business.

By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.  By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided beneficial ownership in the Debentures.

This Certificate and the Preferred Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

This Certificate may contain more than one counterpart of the signature page and this Certificate may be executed and authenticated by the affixing of the signature of an Administrative Trustee on behalf of the Trust, and the signature of the Property Trustee providing authentication, to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though the Trust had executed, and the Property Trustee had authenticated, a single signature page.

IN WITNESS WHEREOF, the Trust has duly executed this Certificate.

FIRST UNITED STATUTORY TRUST III

By:   ____________________________
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This Certificate represents Preferred Securities referred to in the within-mentioned Declaration.

WILMINGTON TRUST COMPANY,
Not in its individual capacity but solely as the
Property Trustee

By:        ____________________________
              Authorized Officer

Dated:  ____________________________

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Preferred Security will be payable at a fixed rate of interest per annum, which, with respect to any Distribution Period (as defined herein), will be 9.875% (the “Coupon Rate”). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law).  The term “Distributions,” as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debentures, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has received funds legally available therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year of twelve 30-day months, and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2010 (each, a “Distribution Payment Date”), and on any earlier date of redemption, subject, in each case, to the Business Day convention specified in the Declaration. The Company has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an “Extension Period”) at any time and from time to time on the Debentures, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as “Deferred Interest”) will accrue, at an annual rate equal to the Coupon Rate applicable during such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Company shall pay all Deferred Interest then accrued and unpaid on the Debentures; provided, however, that prior to the termination of any Extension Period, the Debenture Issuer may further extend such Extension Period, provided that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

As a consequence of any Extension Period, Distributions will be deferred.  If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Preferred Securities as they appear on the books and records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available therefor.

The Preferred Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Preferred Securities evidenced by this Preferred Security Certificate to:

Name:

____________________________
Assignee’s Social Security or Taxpayer Identification Number:

____________________________
Assignee’s address and zip code:

____________________________
and irrevocably appoints ________________________________________________________ as agent to transfer the Preferred Securities evidenced by this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for it, him or her.

Date: _____________________________

Signature:    ______________________________________________________
              (Sign exactly as your name appears on the Common Security Certificate)

Signature Guaranty:2

2  Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

FORM OF TRANSFEREE CERTIFICATE

Wilmington Trust Company, as Securities Registrar
1100 North Market
Wilmington, Delaware 19890-0001
ATTN: Corporate Trust Administration

Re:           Acquisition of $[_________] liquidation amount of Preferred Securities (the “PreferredSecurities”) of First United Statutory Trust III (the “Trust”)

Ladies and Gentlemen:

In connection with our acquisition from _________________ of the outstanding Preferred Securities identified above, we confirm that:

1.           We understand that the Preferred Securities of the Trust have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the blue sky laws of any state or other jurisdiction (the “State Acts”) and may not be offered or sold except as permitted in the following sentence.  We agree on our own behalf and on behalf of any investor account for which we are purchasing the Preferred Securities that, if we decide to offer, sell or otherwise transfer any such Preferred Securities, then such offer, sale or other transfer will be made only (a) to First United Corporation (the “Company”) or the Trust, or (b) pursuant to an exemption from the registration requirements under the Securities Act and the State Acts, and in each of the foregoing cases in accordance with the Securities Act, the applicable State Acts and any requirements of law that govern the disposition of our property.  We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Preferred Securities that the Company and the Trust reserve the right prior to any offer, sale or other transfer pursuant to clause (b) to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Company and the Trust.  We understand that the certificates for any Preferred Securities that we receive will bear a legend substantially to the effect of the foregoing.

2.           We are acquiring the Preferred Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Preferred Securities in violation of the Securities Act or any of the State Acts, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

3.           We represent and warrant that we are not (i) an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Internal Revenue Code (the “Code”) Section 4975 (a “Plan”) or (ii) an entity whose assets are deemed to be assets of such a Plan.

4.           We represent and warrant that if we are an Individual Retirement Account that is neither a Plan nor an entity whose assets are deemed to be assets of a Plan, our purchase and holding of the Preferred Securities is not prohibited by Section 4975 of the Code.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceeding or other inquiry with respect to matters covered hereby.

D-1

                                                                                              _________________________________
(Name of Purchaser)

By:______________________________

Date:_____________________________

Upon transfer, the Preferred Securities should be registered in the name of the new beneficial owner as follows.

Name: ____________________________________

Address: __________________________________

Taxpayer Identification Number: _________________

D-2